UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELPHI AUTOMOTIVE PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

To our Shareholders:

I am pleased to invite you to an extraordinary general meeting of Shareholders of Delphi Automotive PLC (the “Company”) to be held on Tuesday, November 7, 2017, at 9:00 a.m. local time, at our Troy Offices & Customer Center located in Troy, Michigan, where we will ask our shareholders to approve a name change for our Company.

The vehicle has evolved and so have we. We have expanded upon our heritage of industry firsts with advanced software capabilities and deep systems integration expertise, enabling us to develop intelligent solutions to meet mobility’s toughest challenges. We believe that changing our name to Aptiv PLC will better recognize our position as a global technology leader, enabling advancements in vehicle connectivity, active safety, infotainment, user experience, vehicle electrification, autonomous driving, and data services. The new name Aptiv PLC will provide more flexibility to position us for future growth and create additional brand value.

The following Notice of Extraordinary General Meeting of Shareholders and Proxy Statement describes the business to be conducted at the Extraordinary General Meeting in more detail.

Your vote is very important to Delphi. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet voting so that your shares will be represented and voted at the meeting.

Thank you for your continued support.

Sincerely,

Kevin P. Clark

President and Chief Executive Officer

2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Notice of Extraordinary General Meeting of Shareholders

Date & Time: Tuesday, November 7, 2017 9:00 a.m. local time	Location: Troy Offices & Customer Center 5725 Delphi Drive Troy, Michigan 48098-2815 USA	Record Date: The close of business October 5, 2017

•	Purpose of Meeting

To vote to pass a special resolution to change the Company’s name to Aptiv PLC upon completion of our pending spin-off of our Powertrain Systems segment, which will take the Delphi name, and in connection with the spin-off, the following special resolution will be proposed at the Extraordinary General Meeting (the “Special Resolution”):

“THAT the name of the Company be changed to Aptiv PLC effective upon completion of the spin-off of our Powertrain Systems segment and at such time, all references in the memorandum and articles of association of the Company to the existing name of the Company be changed to Aptiv PLC.”

•	Record Date

You are entitled to vote only if you were a shareholder of Delphi Automotive PLC at the close of business on October 5, 2017. Holders of ordinary shares of Delphi are entitled to one vote for each share held of record on the record date.

•	Attendance at the Extraordinary General Meeting

We hope you will be able to attend the Extraordinary General Meeting in person. If you expect to attend, please check the appropriate box on the proxy card when you return your proxy or follow the instructions on your proxy card to vote and confirm your attendance by telephone or Internet.

•	Where to Find More Information about the Special Resolution and Proxies

Further information regarding the business to be conducted and the Special Resolution is set out in the proxy statement (the “Proxy Statement”) relating to this Notice.

You are entitled to appoint one or more proxies to attend the Extraordinary General Meeting and vote on your behalf. Your proxy does not need to be a shareholder of the Company. Instructions on how to appoint a proxy are set out in the Proxy Statement and on the proxy card.

BY ORDER OF THE BOARD OF DIRECTORS

David M. Sherbin

Senior Vice President, General Counsel,

Secretary and Chief Compliance Officer

DELPHI AUTOMOTIVE PLC    1

PLEASE NOTE THAT YOU WILL NEED PROOF THAT YOU OWN DELPHI SHARES AS OF THE RECORD DATE TO BE ADMITTED TO THE EXTRAORDINARY GENERAL MEETING

Record shareholder:    If your shares are registered directly in your name, please bring proof of such ownership.

Shares held in street name by a broker or a bank:    If your shares are held for your account in the name of a broker, bank or other nominee, please bring a current brokerage statement, letter from your stockbroker or other proof of ownership to the meeting together with a proxy issued in your name if you intend to vote in person at the Extraordinary General Meeting.

This Notice of Extraordinary General Meeting and the Proxy Statement are being distributed or made available on or about October 10, 2017.

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2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

DELPHI AUTOMOTIVE PLC    3

2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

SPECIAL RESOLUTION TO CHANGE THE COMPANY’S NAME

Special Resolution – Reasons for Name Change

On September 15, 2017, the Board of Directors approved a change in the Company’s name from “Delphi Automotive PLC” to “Aptiv PLC” upon completion of our pending spin-off of our Powertrain Systems segment, which will take the Delphi name. In order to legally effect the name change, the Special Resolution, as set out in the Notice of the Extraordinary General Meeting, will be proposed at the Extraordinary General Meeting. Further details of the reasons for the proposed change of the Company’s name are set out below.

On May 3, 2017, we announced our intention to separate our Powertrain Systems segment by means of a spin-off of a newly formed company that is expected to be traded on the New York Stock Exchange (the “Separation”).

When the Separation is complete, Powertrain Systems will be a global leader with a portfolio of advanced technologies, including engine management, software and electrification solutions that optimize environmental efficiency and vehicle performance. Our Powertrain Systems segment is the only segment that currently serves the retail consumer automotive aftermarket, where our products are sold to consumers under the Delphi brand name. We believe that the Delphi brand name is most closely associated by those consumers with the products produced by our Powertrain Systems segment. Therefore, upon completion of the Separation, the Powertrain System segment will be named Delphi Technologies PLC.

We believe that the name Aptiv PLC will better recognize the platform of the remaining business as a global technology leader, enabling advancements in vehicle connectivity, active safety, infotainment, user experience, vehicle electrification, autonomous driving, and data services. The new name Aptiv PLC will provide more flexibility to position us for future growth and create additional brand value.

Effects of Name Change

If the shareholders pass the Special Resolution at the Extraordinary General Meeting, the change of the Company’s name will become effective upon completion of the Separation and the issue by the Jersey companies’ registry of a new certificate of incorporation on change of name.

While the name change will cause us to incur certain costs, the Board of Directors believes that any potential confusion and costs associated with the name change will be outweighed by the benefits of the name change.

The name change will not have any effect on the rights of our existing shareholders.

In connection with our name change, we will change our ticker symbol on the NYSE from “DLPH” to “APTV”.

The Board of Directors recommends a vote “FOR” the Special Resolution to change the Company’s name. If you complete the enclosed proxy card, unless you direct to the contrary on that card, the shares represented by that proxy will be voted FOR the Special Resolution to change the Company’s name.

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2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth in the table below is information about the number of ordinary shares held by persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) we know to be the beneficial owners of more than five percent (5%) of Delphi ordinary shares (based on 269,800,348 ordinary shares outstanding at December 31, 2016), based on information furnished by the identified persons to the SEC.

The definition of beneficial ownership for proxy statement purposes includes shares over which a person has sole or shared voting power or dispositive power, whether or not a person has any economic interest in the shares. The definition also includes shares that a person has a right to acquire currently or within 60 days of October 5, 2017.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
The Vanguard Group, Inc.(1) 100 Vanguard Blvd. Malvern, PA 19355	20,789,643	7.67%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	17,012,079	6.3%
Massachusetts Financial Services Company(3) 111 Huntington Avenue Boston, MA 02199	16,667,410	6.2%

(1)	Represents ordinary shares beneficially owned by The Vanguard Group, Inc. This information is based on a Schedule 13G/A filed with the SEC on February 9, 2017.
(2)	Represents ordinary shares beneficially owned by BlackRock, Inc. and/or certain other non-reporting entities. This information is based on a Schedule 13G/A filed with the SEC on January 23, 2017.
(3)	Represents ordinary shares beneficially owned by Massachusetts Financial Services Company. This information is based on a Schedule 13G/A filed with the SEC on February 13, 2017.

DELPHI AUTOMOTIVE PLC    5

2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of October 5, 2017 concerning beneficial ownership of Delphi ordinary shares by each person who has been a director or executive officer since the beginning of our last fiscal year.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Kevin P. Clark(1)	305,736	*
Joseph R. Massaro	9,917	*
Majdi B. Abulaban(1)	47,184	*
Liam Butterworth(1)	963	*
Jeffrey S. Owens(1) (3)	151,766	*
Joseph S. Cantie(2)	5,621	*
Gary L. Cowger(2)	27,971	*
Nicholas M. Donofrio(2)	117,645	*
Mark P. Frissora(2)	9,471	*
Rajiv L. Gupta(2)	22,767	*
Sean O. Mahoney(2)	9,778	*
Timothy M. Manganello(2)	35,203	*
Ana G ..Pinczuk(2)	976	*
Thomas W. Sidlik(2)	8,475	*
Bernd Wiedemann(2)	22,986	*
Lawrence A. Zimmerman(2)	13,539	*
Officers and directors as a group (22) persons)	826,184	*

*	Less than 1%.
(1)	Each of our executive officers employed by Delphi at the time of grant, including named executive officers, received RSUs in 2015, 2016 and 2017 that represent a right to receive one ordinary share pursuant to the Long-Term Incentive Plan. These unvested RSUs are not included in the table above because such shares are not issuable within 60 days.
(2)	Each of the non-employee directors received RSUs in 2017 that represent a right to receive one ordinary share pursuant to the Long-Term Incentive Plan. These unvested RSUs are not included in the table above because such shares are not issuable within 60 days.
(3)	Mr. Owens retired from the Company effective March 1, 2017. Information with respect to his beneficial ownership is as of February 28, 2017.

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2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

OTHER INFORMATION

Shareholder Proposals for the 2018 Annual Meeting

To be considered for inclusion in the proxy statement relating to our 2018 Annual Meeting, shareholder proposals submitted in accordance with the SEC’s rules must be received by our Corporate Secretary no later than the close of business on November 14, 2017.

If you wish to bring a matter before a general meeting outside the process described above, you may do so by following the procedures set forth in the Company’s Memorandum and Articles of Association and the Companies (Jersey) Law 1991, as amended.

Principal Executive Offices

Our principal executive offices are located at Courteney Road, Hoath Way, Gillingham, Kent ME8 0RU United Kingdom.

Householding

Only one copy of this proxy statement has been sent to multiple shareholders who share the same address and last name, unless we have received contrary instructions from one or more of those shareholders. This procedure is referred to as “householding.” We have been notified that certain intermediaries (brokers or banks) will also household proxy materials. We will deliver promptly, upon oral or written request, separate copies of the proxy statement to any shareholder at the same address. If you wish to receive separate copies of this proxy statement, or if you do not wish to participate in householding in the future, you may write to our Corporate Secretary at Delphi Automotive PLC, c/o Delphi Automotive Systems, LLC, 5725 Delphi Drive, Troy, Michigan 48098, or call (248) 813-2000. You may contact your broker or bank to make a similar request. Shareholders sharing an address who now receive multiple copies of our annual report and proxy statement may request delivery of a single copy of each document by writing or calling us at the address or telephone number above or by contacting their broker or bank (provided the broker or bank has determined to household proxy materials).

Record Date

Shareholders owning Delphi ordinary shares at the close of business on October 5, 2017 (the record date) may vote at the Extraordinary General Meeting. On that date, 265,839,088 ordinary shares were outstanding. Each Ordinary Share is entitled to one vote on each matter to be voted upon at the Extraordinary General Meeting.

Voting by proxy at the Extraordinary General Meeting

If you are a shareholder of record, you may vote by proxy in any of the following ways:

By Internet or Telephone - If you have Internet or telephone access, you may authorize the submission of a proxy on your behalf by following the voting instructions in the materials you receive. If you vote by Internet or telephone, you should not return your proxy card.

By Mail - You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote over the Internet or by telephone, your vote must be received by 11:59 p.m., Eastern Daylight Time, on November 3, 2017.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow in order to have your shares voted.

Changing Your Vote before the Extraordinary General Meeting

If you are a shareholder of record, you may revoke your proxy before it is exercised by:

•	Written notice to the Corporate Secretary of the Company, c/o Delphi Automotive Systems, LLC, 5725 Delphi Drive, Troy, Michigan 48098;
•	Timely delivery of a valid, later-dated proxy or later-dated vote by Internet or telephone; or
•	Voting in person at the Extraordinary General Meeting.

If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your brokerage firm, bank or other holder of record.

DELPHI AUTOMOTIVE PLC    7

2017 NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

Other Information (continued)

Voting at the Extraordinary General Meeting

If you are a shareholder of record, you may also vote in person at the Extraordinary General Meeting or you may be represented by another person at the Extraordinary General Meeting by executing a proxy designating that person.

If you hold your shares in street name and you wish to vote in person at the Extraordinary General Meeting, you must obtain a legal proxy issued in your name from the street name holder.

Quorum for the Extraordinary General Meeting

A quorum will consist of one or more shareholders present in person or by proxy who hold or represent shares of not less than a majority of the total voting rights of all of the shareholders entitled to vote at the Extraordinary General Meeting.

Voting Tabulation

To be passed, the Special Resolution requires 2/3 of the votes cast at the Extraordinary General Meeting in favor of the Special Resolution, assuming a quorum has been met. Abstentions are not counted as votes cast.

Broker Non-Votes

A broker non-vote occurs when the broker that holds your shares in street name is not entitled to vote on a matter without instruction from you and you do not give any instruction. Unless instructed otherwise by you, brokers will have discretionary authority to vote on any matter. It is important that you cast your vote for your shares to be represented on all matters.

Attending the Extraordinary General Meeting

If you plan to attend the Extraordinary General Meeting, you must present proof that you own Delphi shares to be admitted.

Record Shareholders. If you are a record shareholder (a person who owns shares registered directly in his or her name with Computershare, Delphi’s transfer agent) and plan to attend the Extraordinary General Meeting, please indicate this when voting, either by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or Internet voting.

Owners of Shares Held in Street Name. Beneficial owners of Delphi ordinary shares held in street name by a broker, bank or other nominee will need proof of ownership to be admitted to the Extraordinary General Meeting. A recent brokerage statement or letters from the broker, bank or other nominee are examples of proof of ownership. If your shares are held in street name and you want to vote in person at the Extraordinary General Meeting, you must obtain a written proxy from the broker, bank or other nominee holding your shares.

Proxy Solicitation

We will pay the cost for soliciting proxies for the Extraordinary General Meeting. Delphi will distribute proxy materials and follow-up reminders by mail and electronic means. We have engaged Morrow Sodali LLC (“Morrow”) at 470 West Avenue, Stamford, CT 06902 to assist with the solicitation of proxies. We will pay Morrow an aggregate fee, including reasonable out-of-pocket expenses, of up to $12,000, depending on the level of services actually provided. Certain Delphi employees, officers and directors may also solicit proxies by mail, telephone or personal visits. They will not receive any additional compensation for their services.

We will reimburse brokers, banks and other nominees for their expenses in forwarding proxy materials to beneficial owners.

Voting Results for the Extraordinary General Meeting

The voting results will be published in a current report on Form 8-K, which will be filed with the SEC no later than four business days after the Extraordinary General Meeting. The voting results will also be published on our website at delphi.com.

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001CSN2D4E

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on November 3, 2017.

Vote by Internet

• Go to www.envisionreports.com/dlphspec

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Vote by telephone

 • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

 • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — The Board recommends a vote FOR the following Proposal:

		For	Against	Abstain

1.	THAT the name of the Company be changed to Aptiv PLC, effective upon completion of the spin-off of our Powertrain Systems segment, and at such time, all references in the memorandum and articles of association of the Company to the existing name of the Company be changed to Aptiv PLC.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Extraordinary General Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

⬛	1 U P X	+

020K5C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Delphi Automotive PLC

Proxy Solicited by Board of Directors for the Extraordinary General Meeting of Shareholders – November 7, 2017

David M. Sherbin, with the power of substitution, is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Extraordinary General Meeting of Shareholders of Delphi Automotive PLC to be held on November 7, 2017 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Proposal.

(Items to be voted appear on reverse side.)